Item 1 – Schedule of Investments

American Growth Fund American Growth Cannabis Fund

April 30, 2022

(unaudited)

Common Stock 54,78%	Shares	Market Value
Medicinal Chemicals & Botanical Products 16.03%
Sundial Growers Inc.*	33,193	$15,581
Aurora Cannabis Inc.*	3,811	11,547
Tilray Inc.*	2,061	10,264
Canopy Growth Corporation*	1,313	7,497
HEXO Corp.*	6,080	2,509
		47,398
Real Estate 7.82%
Innovative Industrial Properties Inc	160	23,134
		23,134
Pharmaceutical Preparations 7.52%
Organigram Holdings Inc.*	12,034	16,968
Neptune Wellness Solutions Inc.*	31,020	5,270
		437,874
Retail – Cyclical 5.92%
Namaste Technologies*	325,055	17,520
		17,520
Real Estate Investment Trusts 4.72%
Power REIT*	520	13,967
		13,967
Drug Manufacturers 4.62%
The Valens Company Inc. *	13,800	13,662
		13,662
Exchange Traded Funds 4.05%
Amplify Seymour Cannabis ETF	1,270	11,989
		11,989
Perfumes, Cosmetics & Other Toilet Preparations 2.09%
cbdMD Inc.*	9,648	6,175
		6,175

Retail - Building Materials, Hardware, Garden Supply 1.54%
GrowGeneration, Corp*	770	$4,551
		4,551
Agriculture Chemicals 0.47%
Scotts Miracle-Gro Company	320	1,379
		1,379

Total Value Common Stocks (cost 582,474)	54.78%	162,013
Cash and Receivable, less liabilities	45.22%	133,716
Total Net Assets	100.00%	$295,729

*	Non-income producing security during last 12 months

Gross Unrealized appreciation on investment securities	0
Gross Unrealized depreciation on investment securities	(420,461)
Net Unrealized depreciation on investment securities	(420,461)
Cost of investment securities for federal income tax purposes	582,474

Securities Valuations - The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of April 30, 2022, in valuing the Fund's assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$162,013	$0	$0	$162,013